UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Horace Mann Life Insurance Company Separate Account Horace Mann Life Insurance Company Qualified Group Annuity Separate Account
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Horace Mann Life Insurance Company
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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«First_Name1» «Last_Name1»

«Address1»

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Dear «First_Name1» «Last_Name1»,

Take action on your annuity by Dec. 31!

At Horace Mann Life Insurance Company, we’re committed to helping you reach your financial goals. And we take very seriously the responsibility of offering you options that are positioned to help you reach those objectives. That’s why we’re asking you to vote “yes” on a proxy authorizing Horace Mann to change some of the current underlying investment options in your variable annuity.

What’s in it for you?

•	The changes will result in a more streamlined array of diverse and quality investment options with fewer overlapping choices, making for a more manageable investment selection process.

•	The Replacement Portfolios we’re proposing generally have a lower expense ratio than the corresponding Existing Portfolios. Lower expense ratios mean more of the money you put into your retirement plan actually goes toward your retirement nest egg*.

What you need to do

Step 1: Note your control number: XXXXXXXXXX. You will need this number to vote.

Step 2: Go to proxyonline.com to vote online or call 888-227-9349 to reach an automated voting line.

Step 3: Cast your vote!

Have additional questions?

Visit horacemann.com/financial-services for more information and a link to the voting site. For general inquiries, please call Horace Mann Life Insurance Company at 855-806-7765.

The voting deadline is Dec. 31, so please vote today. Thank you for trusting us to help you plan for your future.

Sincerely,

Agent Name

Agent Phone

*	In situations where the investment option change results in a higher expense ratio on the Replacement Portfolio than the Existing Portfolio, Horace Mann will reimburse the difference in the expense ratio for a period of 24 months after the substitutions, for those clients who were contract owners on the date of the substitutions and who, as a result of a substitution, had contract value allocated to the Replacement Portfolio.

LTR-R0283 (Dec 15)

Subject: Take action on your annuity by Dec. 31

At Horace Mann Life Insurance Company, we’re committed to helping you reach your financial goals. And we take very seriously the responsibility of offering you options that are positioned to help you reach those objectives. That’s why we’re asking you to vote “yes” on a proxy authorizing Horace Mann to change some of the current underlying investment options in your variable annuity.

What’s in it for you?

•	The changes will result in a more streamlined array of diverse and quality investment options with fewer overlapping choices, making for a more manageable investment selection process.

•	The Replacement Portfolios we’re proposing generally have a lower expense ratio than the corresponding Existing Portfolios. Lower expense ratios mean more of the money you put into your retirement plan actually goes toward your retirement nest egg*.

What you need to do

Step 1: Note your control number: XXXXXXXXXX. You will need this number to vote.

Step 2: Click the “Vote” button below to vote online or call 888-227-9349 to reach an automated voting line.

Step 3: Cast your vote!

(this link takes clients to www.proxyonline.com)

Have additional questions?

•	You can see a breakdown of the current lineup and what we’re proposing here. (www.horacemann.com/`/media/documents/other/existingandreplacementportfolios)

•	We’ve also collected some questions and answers about the proposed changes. (www.horacemann.com/`/media/documents/other/proxy_qa.ashx)

•	For general inquiries, please call Horace Mann Life Insurance Company at 855-806-7765.

The voting deadline is Dec. 31, so please vote today. Thank you for trusting us to help you plan for your future.

Agent Name

Agent Phone

*	In situations where the investment option change results in a higher expense ratio on the Replacement Portfolio than the Existing Portfolio, Horace Mann will reimburse the difference in the expense ratio for a period of 24 months after the substitutions, for those clients who were contract owners on the date of the substitutions and who, as a result of a substitution, had contract value allocated to the Replacement Portfolio.

EMR-00092

(follow-up; first attempt unopened)

Subject: Time’s running out! Take action on your annuity!

At Horace Mann Life Insurance Company, we’re committed to helping you reach your financial goals. And we take very seriously the responsibility of offering you options that are positioned to help you reach those objectives. That’s why we’re asking you to vote “yes” on a proxy authorizing us to change some of the current underlying investment options in your variable annuity.

What’s in it for you?

•	The changes will result in a more streamlined array of diverse and quality investment options with fewer overlapping choices, making for a more manageable investment selection process.

•	The Replacement Portfolios we’re proposing generally have a lower expense ratio than the corresponding Existing Portfolios. Lower expense ratios mean more of the money you put into your retirement plan actually goes toward your retirement nest egg*.

What you need to do

Step 1: Note your control number: XXXXXXXXXX. You will need this number to vote.

Step 2: Click the “Vote” button below to vote online or call 888-227-9349 to reach an automated voting line.

Step 3: Cast your vote!

(this link takes clients to www.proxyonline.com)

Have additional questions?

•	You can see a breakdown of the current lineup and what we’re proposing here. (www.horacemann.com/`/media/documents/other/existingandreplacementportfolios)

•	We’ve also collected some questions and answers about the proposed changes. (www.horacemann.com/`/media/documents/other/proxy_qa.ashx)

•	For general inquiries, please call Horace Mann Life Insurance Company at 855-806-7765.

The voting deadline is Dec. 31, so please vote today. Thank you for trusting us to help you plan for your future.

Agent Name

Agent Phone

*	In situations where the investment option change results in a higher expense ratio on the Replacement Portfolio than the Existing Portfolio, Horace Mann will reimburse the difference in the expense ratio for a period of 24 months after the substitutions, for those clients who were contract owners on the date of the substitutions and who, as a result of a substitution, had contract value allocated to the Replacement Portfolio.

EMR-00093

(follow-up; first attempt opened with no click-through)

Subject: Please take action on your annuity by Dec. 31

Thank you for considering the Horace Mann Life Insurance Company proxy authorizing us to change some of the current underlying investment options in your variable annuity. Our records indicate you haven’t voted, and we wanted to remind you why it’s important you take action.

What’s in it for you?

•	The changes will result in a more streamlined array of diverse and quality investment options with fewer overlapping choices, making for a more manageable investment selection process.

•	The Replacement Portfolios we’re proposing generally have a lower expense ratio than the corresponding Existing Portfolios. Lower expense ratios mean more of the money you put into your retirement plan actually goes toward your retirement nest egg*.

What you need to do

Step 1: Note your control number: XXXXXXXXXX. You will need this number to vote.

Step 2: Click the “Vote” button below to vote online or call 888-227-9349 to reach an automated voting line.

Step 3: Cast your vote!

(this link takes clients to www.proxyonline.com)

The voting deadline is Dec. 31, so please vote today. Thank you!

Agent Name

Agent Phone

*	In situations where the investment option change results in a higher expense ratio on the Replacement Portfolio than the Existing Portfolio, Horace Mann will reimburse the difference in the expense ratio for a period of 24 months after the substitutions, for those clients who were contract owners on the date of the substitutions and who, as a result of a substitution, had contract value allocated to the Replacement Portfolio.

EMR-00094